UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2012

SCG FINANCIAL Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-54339	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 N. Wabash Ave. Chicago, Illinois	60611
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 784-3960

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

See Item 8.01, which is incorporated herein by reference.

Item 8.01   Other Events

Listing of Common Stock on The Nasdaq Capital Market

On May 1, 2012, SCG Financial Acquisition Corp. (the “Company”) announced that its common stock was approved for listing on The NASDAQ Capital Market (“Nasdaq”) with trading expected to begin on May 2, 2012. The Company’s common stock will now be traded on Nasdaq under the symbol “SCGQ” and will cease being quoted on the Over-The-Counter Bulletin Board (“OTCBB”). The Company’s units and warrants will continue to be quoted on the OTCBB under the symbols “SCGQU” and “SCGQW”, respectively.

As a condition to listing its common stock on Nasdaq, the Company agreed to waive its right to use funds held in the trust account to purchase up to 15% of the shares of its common stock in conjunction with an initial business combination, as was more fully described by the Company’s final prospectus filed with the Securities & Exchange Commission on April 13, 2012.

Audit Committee and Financial Expert on Audit Committee

In connection with the Company’s listing application to Nasdaq, the Company has established an audit committee consisting of three members of its board of directors effective upon the listing of its common stock on Nasdaq. The audit committee consists of Messrs. Kenneth Leonard, Frederick L. White and Marvin Shrear, each of whom is an existing director and has been determined by the board of directors to be “independent” as defined in Rule 10A-3 under the Exchange Act and relevant Nasdaq rules.

The audit committee will at all times be composed exclusively of “independent directors” who, as required by Nasdaq rules, have not participated in the preparation of the Company’s financial statements at any time during the past three years and are able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement and cash flow statement.

A copy of the Audit Committee Charter, which will become effective upon the listing of the Company’s common stock on Nasdaq, is filed as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, as part of the listing application, the Company was required to certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in such member’s financial sophistication. The board of directors determined that Mr. Marvin Shrear satisfied the Nasdaq definition of financial sophistication and also qualifies as an “audit committee financial expert,” as defined under SEC rules.

A copy of the Company’s press release, dated May 1, 2012, is included as Exhibit 99.2 to this Current Report on Form 8-K.

Exhibit Number	Description
99.1	Audit Committee Charter
99.2	Press Release dated May 1, 2012

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 1, 2012	SCG FINANCIAL Acquisition Corp.

	By:	/s/ Gregory H. Sachs
Name: Gregory H. Sachs
Title: Chairman, President and Chief
Executive Officer

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